Exhibit 99.1

Innovative Leader in Non - Opioid Pain Therapeutics (March 2022)

Safe Harbor Statements Forward - Looking Statements Certain statements contained in this corporate presentation (this “Presentation”), along with certain statements that may be ma de by management of Scilex Holding Company (together with its subsidiaries, “ Scilex ”) orally in presenting this material, are or may be considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fac t t hat they do not relate strictly to historic or current facts. They use words such as “estimate,” “ expect,”“intend ,” “believe,” “plan,” “anticipate,” “potential,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or conditi on. Scilex cautions that these statements are based upon the current beliefs and expectations of Scilex’s management and are subject to significant risks, uncertainties and assumptions. Statements regarding future actions, future performance and/or future results including, without limitation, th ose relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval an d commercial launch and sales results (if any) of Scilex’s formulations and products and regulatory filings related to the same, financial projections and targets, business strategy, plans and objectives for future operations, and statements regarding the proposed business combination (the “Proposed Busine ss Combination”) between Scilex and Vickers Vantage Corp. I (the “SPAC”) may not occur, and actual results could differ materially and adversely from those an ticipated or implied in the forward - looking statements. In light of these risks, uncertainties and assumptions, the forward - looking even ts and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and ad ver sely from those anticipated or implied in the forward - looking statements. Accordingly, you should not rely upon forward - looking statements as predictions o f future events. Scilex 2

Safe Harbor Statements Forward - Looking Statements undertakes no obligation to update publicly or revise any forward - looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Scilex’s expectations. Industry and Market Data Certain data in this Presentation was obtained from various external sources, and neither Scilex nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither Scilex nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation. Such data involves risks and uncertainties and is subject to change based on various factors. Trademarks The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Scilex . Important Information and Where to Find It This Presentation references the Proposed Business Combination between Scilex and the SPAC. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein , the SPAC intends to file relevant materials with the SEC, including a registration statement on Form S - 4, which will include a proxy statement/prospectus. 3

Safe Harbor Statements Forward - Looking Statements Investors and security holders of the SPAC are urged to read these materials (including any amendments or supplements theret o) and any other relevant documents in connection with the transaction that the SPAC files with the SEC when, and if, they become available b eca use they will contain important information about the SPAC, Scilex and the proposed transaction . The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when and if they become available), an d a ny other documents filed by the SPAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). Participants in the Solicitation The SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s shar eho lders with respect to the Proposed Business Combination. A list of names of the SPAC’s directors and executive officers and information regarding their in terests in the Proposed Business Combination will be included in the proxy statement/prospectus for the Proposed Business Combination and would be a vai lable at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy s tat ement/prospectus for the Proposed Business Combination when available. 4

Safe Harbor Statements Forward - Looking Statements Scilex and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the share ho lders of the SPAC in connection with the Proposed Business Combination. Information about Scilex’s directors and executive officers and information regarding their interests in the Proposed Business Combination will be incl ud ed in the proxy statement/prospectus for the Proposed Business Combination when available. Non - Solicitation This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securiti es or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the SPAC, Scilex or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be un law ful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. 5

Agenda

- Company Overview / Investment Highlights
- ZTlido Best-in-Class Profile
- SP-102 (SEMDEXA) Potential First-in-Class for Lumbar Radicular Pain / Sciatica – Path to Approval
- SP-103 (3X ZTlido) for Low Back Pain
- SP-104 DBR Low Dose Naltrexone (LDN) for Fibromyalgia
- Company Summary

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Best-in-Class Non-Opioid Pain Therapeutics

SCILEX HOLDING COMPANY

Platform	Program	IND	Phase 1	Phase 2	Phase3 Pivotal	NDA	Approved	Upcoming Milestones
Non-Opioid Pain Management	ZTlido® 1.8% (Postherpetic Neuralgia-PHN)							Launched US October 2018
	SP-102 (SEMDEXA) (Lumbar Radicular/ Sciatica Pain)							Highly significant positive results from pivotal Phase 3 trial
	SP-103 Lidocaine Topical System 5.4% (3X) (Acute Back Pain)							Initiating Phase 2 in Q2- 2022
	SP-104, Delayed Burst Low Dose Naltrexone (Fibromyalgia)							Initiated multiple Phase 1 in Q1-2022

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Scilex Pipeline – Business Opportunity Highlights

- In the U.S., 50m patients live with chronic pain – A billion adults suffer from acute or chronic pain globally[1]
- With the opioid pandemic, medical community and regulatory agencies are seeking non-opioid pain options
- Scilex offers broad, diverse non-opioid pain pipeline addressing large markets with limited competition

- **SP-102 (SEMDEXA - Lumbar Radicular / Sciatica Pain)**
  - Over 12MM ESI procedures performed yearly in US, about 88% are for LRP/sciatica[2]
  - No product, including currently used ESIs, is approved for epidural use to treat sciatica
  - Safety warnings on the labels of current steroid formulation restrict use for epidural injections
  - SP-102 may be the first ESI product approved for sciatica
- **SP-103 (Lidocaine Topical System 5.4% (3X) - Low Back Pain)**
  - Over 30MM people suffer from low back pain in US[3]
  - No product is indicated for treating low back pain
  - Low back pain has major economic impact in the U.S. with total costs related to LBP exceeding $500B per year[5]
- **SP-104 (Delayed Burst Low Dose Naltrexone - Fibromyalgia)**
  - The 3 currently approved treatments for fibromyalgia are not very effective – high unmet need exists
  - Fibromyalgia prevalence - over 8MM patients in US, most patients take an average of 2.6 medications[4]
  - Low dose naltrexone currently used off label for fibromyalgia

1) U.S. Pain Foundation and CDC September 2018
2) Syneos Health Consulting Market Research (Estimated)
3) Decisions Resources Group. Chronic Pain: Disease Landscape and Forecast. 2016; 40& 76 & 80
4) DRG; EvaluatePharma, Tonix Pharma Corp. Presentation, Pipeline – Biomed Tracker
5) IOM: 100 Million Plus in Chronic Pain in U.S. by Emily P. Walker, Washington Correspondent, MedPage Today June 30, 2011

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Accomplished Executive Team

SCILEX HOLDING COMPANY

Name	*Position(s)*	*Experience*
Jaisim Shah	***CEO & President***	▪ 25+ years of management experience in large Pharma and Biotech ▪ Lead commercialization of multiple blockbusters Rituxan®, Abilify®, Pegasys®, Tequin ▪ CEO, Semnur Pharma; CBO, Elevation; CBO, PDL BioPharma; VP, Bristol-Myers; Director, Roche
Suresh Khemani	***SVP, Commercial***	▪ 25+ years of senior management experience in the industry ▪ Senior management positions at BMS, Chiron, PDL BioPharma, Knopp Bioscience ▪ Multiple blockbuster product launch experiences in US and overseas
Dmitri Lissin, MD	***SVP, Chief Medical Officer***	▪ 20+ years in clinical development in pain & CNS diseases ▪ VP Clinical, Xenoport; VP Clinical, Durect
Steve Lincoln	***Interim Chief Legal and Compliance Officer***	▪ 20+ years in industry, with expertise in legal/compliance and international partnering ▪ Sciclone Pharma, Kosan Bio, SuperGen, PDL BioPharma
Stephen Ma	***VP, Finance***	▪ 15+ years in the biotech and biopharmaceutical industry, with an extensive array of strategic financial planning, accounting, and operational experience ▪ Experience in debt financing, IPO and M&A
Suketu Desai, PhD	***SVP, Chief Technical Officer***	▪ 25+ years in manufacturing / CMC, with expertise in viscous solution products ▪ VP Manufacturing / CMC, Allergan; VP Manufacturing, Cephalon / Teva, Johnson & Johnson
Henry Ji, PhD	***Executive Chairman***	▪ 25+ years of experience in the biotechnology and life sciences industry ▪ Founder & CEO, Chair Sorrento Therapeutics & Executive Chairman of Scilex Holding

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Investment Highlights 10 ▪ Scilex Holding Company ( Scilex ), a subsidiary of Sorrento Therapeutics, Inc. (Nasdaq: SRNE), and Vickers Vantage Corp I (Nasdaq: VCKA) signed a merger agreement for the Proposed Business Combination, which provides for a pre - transaction equity value of Scilex of approximately $1.5 billion, subject to adjustment, with expected gross proceeds of up to $140 million ▪ Scilex Holding is a commercial non - opioid pain management company with a late - stage Fast Track injectable first - in - class non - opioid product, SEMDEXA (SP - 102) , for sciatica pain that could address a market of 12 million annual procedures in US 1 . ▪ SEMDEXA Breakthrough Designation to be filed in March 2022 and Priority Review application to be made by 2023 ▪ Benefits include rapid onset, high level of efficacy demonstrated against placebo with good safety profile combined with up to 3 months of pain relief, reduced rescue medication usage , significant improvement in disability and functioning, demonstrated in pivotal large multi - center randomized clinical trial. ▪ Strong differentiation from its competition, which are ESIs that are used off - label and have FDA class label warning, cautioning against epidural administration, which may lead to serious neurological complications and death. ▪ Scilex has the following qualifications and business model ▪ C lose of SPAC merger transaction expected by Q 3 - 2022 ▪ Accomplished management team & in - house commercial infrastructure and commitment to launch potential blockbuster SP - 102 to currently called on target audience ▪ Past record of commercial success with ZTlido adoption and reimbursement with similar target audience ▪ Strong clinical stage differentiated non - opioid pipeline programs ▪ Developing SP - 103, 3X ZTlido, for the large indication of acute low back pain ▪ Pipeline programs target large markets with limited to no approved products ▪ Anticipate profitable cash flow position in 2023 (1) CDC, HCUP, Scilex data on file.

ZTlido – Best in Class Lidocaine Patch - Revenues Continue to Grow at 30%+ Annually 11 ▪ Superior non - aqueous transdermal technology allows for better delivery of lidocaine, improved adhesion and thinner patch – weight 2 gms vs 14 gms for Lidoderm and its follow - ons ▪ Supplemental ZTlido sNDA approved for use with moderate exercise and water stress conditions ▪ Only lidocaine patch to be approved for such uses ▪ Revenues growing by over 30% year over year 2020 and 2021 ▪ Covered by national and regional PBMs, HMOs, Medicare and Medicaid plans for 182MM covered lives ▪ Scilex has worldwide rights to ZTlido (ex - Japan) and patch platform technology for other APIs, patent protected through 2031 in the US ▪ Regulatory approval discussions ongoing in multiple ex - US markets

ZTlido YTD Sales Performance Comparison 12 $63.9MM 2020 2021 ZTlido Gross Sales 2021 vs 2020 $48.3MM + 32% ∆ $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $65.0

Epidural Steroid Injections One of the Most Common Medical Procedures and Top Pain Procedure in the U.S. 13 • ESIs w i de l y re i m bur s e d a s p r o c edu r e to de l a y o r a v o i d ba c k s urger y • T ran s fo ra m i n a l ESI r out e (u s e d i n C.L. E.A.R. trial) majority of procedures Common Surgical Procedures (thousands) (1) Strong Growth Rate, Evidenced by Medicare Procedure Volumes Breastbiopsies Cataractprocedures K nee a r th r os c o p i es O pe r ati on s of the G I s y s t em A ll ca r di a c inte r ve n t i o ns (1) Syneos Health Consulting market research (Estimated) (2) http://updates.pain - to pics.org/2012/01/epidural - steroid - injections.html, Accessed: ASIPP Conference 2012. Manchikanti. Medicare Slides. Med i c a r e O v e r al l E SI I n je c t i o n V o l u m e (2) Breastbiopsies Cataractprocedures K nee a r th r os c o p i es O pe r ati on s of the G I s y s t em A ll ca r di a c inte r ve n t i o ns E pidu r a l S te r oid Injec t ions 1,600 3,600 4,000 6,000 7,500 1 2 ,000 1 0 2, 5 00 5, 0 00 7, 5 00 10,0 0 0

U.S. Market Size — Epidural Steroid Injection (2010 - 2022) 14

SP - 102 (SEMDEXA) – First in Class Treatment - LRP / Sciatica 15 Phase 3 SP - 102 C.L.E.A.R Trial – Primary Endpoint Comparison: SP - 102 vs. Placebo Over 4 Weeks, LS Mean (SE) - 1.08 (0.17) 95% CI - 1.42, - 0.75 p - value <0.001*** -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 Week 1 Week 2 Week 3 Week 4 Numeric Pain Rating Scale, LS Mean Change in Average Daily Pain in Affected Leg Placebo n=189 SP - 102 n=154 The analysis used a restricted maximum likelihood (REML) based mixed model for repeated measures (MMRM) with fixed effects fo r t reatment (SP - 102 or placebo), week, site, Pain Catastrophizing Scale group (<30 or ≥30), baseline averaged daily leg pain score, and treatment - by - week interaction. • Product Concept – Preservative, surfactant and particulate free extended local effect viscous gel formulation product providing durable pain relief for sciatica (subacute lumbosacral radicular pain) . • Good safety profile with significant improvement in disability and functioning. Established safety of repeat injection. • C ontinuous pain relief from a single injection with rapid onset, highly significant improvement against placebo over 4 weeks, reduced use of rescue therapy, and continued effect over 12 weeks. • Common epidural delivery by minimally invasive procedure conducted in outpatient pain clinic s. • W ell characterized viscous corticosteroid gel solution that is stable at refrigerated temperature in a prefilled syringe . • Path to FDA Approval: • Fast Track granted in 2018 • Apply for Breakthrough Therapy Designation by March 2022 • Request pre - NDA meeting with the FDA in 1H2022

C.L.E.A.R. Trial – Key Secondary Endpoint The Oswestry Disability Index (ODI) - gold standard for measuring degree of disability and estimating quality of life. Highly statistically significant result for SEMDEXA over placebo. ODI contains 10 topics concerning intensity of pain, lifting, ability to care for oneself, ability to walk, ability to sit, sexual function, ability to stand, social life, sleep quality, and ability to travel. 16

Phase 3 SP-102 C.L.E.A.R. Trial - Conclusions

SCILEX HOLDING COMPANY

- The trial met primary, key secondary and other secondary endpoints with high statistical significance over placebo
- Achieved all study objectives supporting first-in-class efficacy and safety results
- Demonstrated clear safety profile of SP-102

Next steps in 2022

- Apply for Breakthrough Therapy Designation with FDA by March 2022
- Request pre-NDA meeting with the FDA in 1H2022
- Prepare for conference presentations and peer-review publications for pivotal trial results

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SEMDEXA – Broad Potential for Life Cycle Management

Physicians indicated there is potential opportunity for spontaneous use of SEMDEXA outside of lumbar radiculopathy which could represent an additional upside of ~50-200%* over LR

Additional Potential Uses

- Carpel Tunnel
- Trigger Point Injections
- Injections for Knee, Shoulders, Wrists, Ankles, Joints
- Cervical Radiculopathy
- Knee Arthritis
- Hip and Knee Replacements
- Complex Regional Pain Syndromes (CRPS)
- Lumbar Spinal Stenosis
- Acute Spinal Injury
- Discogenic Pain

*Assumes similar degree of utilization for additional indications

Source: Syneos Consulting (Campbell Alliance) Market Research

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SP-103 is a Next-Generation, Triple Strength Formulation of ZTlido 1.8% Tartgeting the Low Back Pain Opportunity

SCILEX® HOLDING COMPANY

ZTlido™
(lidocaine topical system) 1.8%

- ✓ *Superior adhesion and drug formulation efficiency with only 36mg of lidocaine*
- ✓ *Safe, convenient, functional pain treatment, label allows for light exercise and under water stress conditions*
- ✓ *Indicated for relief of pain associated with post-herpetic neuralgia (shingles pain)*

SP-103 Phase 2

Next-Generation, 5.4% Lidocaine Topical System

- ✓ ***3x drug load** (108 mg vs 36 mg lidocaine)*
- ✓ ***Triple strength localized dose of lidocaine***
- ✓ *Expected same **superior adhesion and efficient formulation***
- ✓ ***Expect to initiate Phase 2 trial in Q2 2022***
- ✓ *For the treatment of acute low back pain **– a substantially larger opportunity than PHN***

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Summary of Post Business Combination Plans 20 Clinical development and CMC activities ▪ M anufacture of clinical supplies for SP - 103 and SP - 104 , commercial manufacturing for SP - 102 ▪ Advance SP - 103 and SP - 104 in U.S. Phase 2/3 clinical trials ▪ Pursue ex - U.S. development for our pipeline via strategic partnerships (non - dilutive financing) G&A ▪ Working capital and other corporate matters ▪ Expand Scilex sales force for pipeline launches of SP - 102, SP - 103, SP - 104 ▪ In - licensing additional pain products, product candidates, or technologies

Scilex Holding Company Summary

Commercial non-opioid pain management company with 3 clinical non-opioid programs in large markets with very high unmet need

Launched rapidly growing ZTlido (lidocaine topical system 1.8%) in 2018 with in-house commercial and sales team

Semnur Pharma merged with Scilex Holding in 2019 and its lead program SP-102 (SEMDEXA) for sciatica chronic back pain, has blockbuster potential, Fast Track Designation; Phase 3 trial completed with highly significant positive top-line results

Currently Scilex Holding is a subsidiary of Sorrento Therapeutics, Inc.

Non-Opioid Pain Analgesics

ZTlido (lidocaine topical system) 1.8%

SP-102 SP-103 SP-104

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